UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2010

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697	06-1449146
(Commission File Number)	(IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On February 25, 2010, Republic Airways Holdings Inc. (the “Company”) entered into a purchase agreement  with Bombardier (the “Agreement”) for the purchase of 40 CS300 jets and the option to purchase up to an additional 40 aircraft. In connection with the purchase agreement, the Company also signed an exclusive 15-year maintenance contract with Pratt & Whitney for support of the aircraft engines.

A copy of the Company’s press release, dated February 25, 2010, announcing the Agreement is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release of Republic Airways Holdings Inc. relating to the purchase of up to 80 Bombardier CSeries Aircraft

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Robert H. Cooper
Name: Robert H. Cooper
Title: Executive Vice President and
Chief Financial Officer

Dated: February 25, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Republic Airways Holdings Inc. relating to the purchase of up to 80 Bombardier CSeries Aircraft